                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                          SCHEDULE 14C INFORMATION

                            Information Statement
                          Pursuant to Section 14(c)
                   of the Securities Exchange Act of 1934

Filed by the registrant  |X|

Filed by a party other than the registrant |_|

Check the appropriate box:

|_|  Preliminary information statement

|_| Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive information statement

                        INTERNETFINANCIALCORP.COM, INC.
               (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies: N/A

(2)  Aggregate number of securities to which transaction applies: N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)  Proposed maximum aggregate value of transaction: N/A

(5)  Total fee paid: N/A

|_|  Fee paid previously with preliminary materials: N/A

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid: N/A

(2)  Form Schedule or Registration Statement No.: N/A

(3)  Filing Party: N/A

(4)  Date Filed: N/A

                        INTERNETFINANCIALCORP.COM, INC.
                          1055 w. Hastings St., #900
                          Vancouver, British Columbia
                                Canada V6E2E9

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                       INTERNETFINANCIALCORP.COM., INC.

                           Dated as of May 21, 2001

To the Stockholders of Internetfinancialcorp.com, Inc:

     Pursuant to the provisions of the Nevada Business Corporation Act, the undersigned, being the Secretary of Internetfinancialcorp.com, Inc., provides that Notice is hereby given that the special meeting (the "Meeting") of the stockholders of Internetfinancialcorp.com, Inc. (hereinafter referred to as "IFAN" and/or the "Company"), a Nevada corporation, will be held at 1004 Depot Hill Rd. Ste. 1E, Broomfield, Colorado 80020 on June 1, 2001, at 10:00 a.m., Mountain Standard Time ("MST").

     The purpose of this meeting is to consider, discuss, vote and act upon the following:

o restating and amending IFAN's Articles of Incorporation in order to change its name from INTERNETFINANCIALCORP.COM, INC. to "APO HEALTH, INC.", and

o effecting a 1-for-6 (1:6) reverse stock split in the outstanding shares of IFAN Common Stock, par value $0.001.

o approval of the merger transaction in which APO shareholders will receive sixteen million, six hundred thousand (16,600,000) post reverse split shares of IFAN.

The restatement and amendment is required to effect the Transaction.

     Certain officers, directors and affiliates of the Company cumulatively own in excess of 50.00% of the Voting Shares of the Company and have advised the Company that they intend to vote in favor of the Proposals. Consequently, the Proposals will be approved at the Meeting.

     The Board of Directors of the Company believes that the Proposal is in the best interest of IFAN stockholders and recommends its adoption.

     If there are any questions or further information is required with respect to the Proposals, please contact Thomas Pierson, counsel for IFAN, at 1004 Depot Hill Rd., Ste, 1E, Broomfield, Colorado 80020, 303-404-9904. By order of the Board of Directors,


                                        By: /s/ Julie May
                                            -------------
                                            Julie May, Secretary

May 21, 2001

                            INFORMATION STATEMENT

                       SPECIAL MEETING OF STOCKHOLDERS
                           To be held June 1, 2001


Internetfinancialcorp.com, Inc.
1055 W. Hastings St., #900
Vancouver, British Columbia
Canada V6E2E9
                                                                 May 21, 2001

GENERAL INFORMATION

     This Information Statement is furnished in connection with a Special Meeting of Stockholders called by the Board of Directors (the "Board") of Internetfinancialcorp.com, Inc.("IFAN"), to be held at 1004 Depot Hill Rd., Ste. 1E, Broomfield, Colorado 80020, at 10:00 a.m. MST on June 1, 2001, and at any and all postponements, continuations or adjournments thereof (collectively the "Meeting"). This Information Statement and the accompanying Notice of Special Meeting will be first mailed or given to IFAN's stockholders on or about May 21, 2001.

     All shares of IFAN's common stock, par value $0.001 per share (the "Common Stock"), represented in person will be eligible to be voted at the Meeting.

                   WE ARE NOT ASKING FOR A PROXY AND YOU ARE
                       REQUESTED NOT TO SEND US A PROXY.


ITEM 1.  DATE, TIME AND PLACE INFORMATION

     The enclosed information statement is provided by the Board of IFAN for use at the Special Meeting of Stockholders to be held at 1004 Depot Hill Rd., Ste. 1E, Broomfield, Colorado 80020, at 10:00 a.m. MST on June 1, 2001, and at any adjournment or adjournments thereof.

BACKGROUND INFORMATION

     A Reorganization Agreement (the "Agreement") was executed on May 9, 2001 by and among IFAN and APO Health, Inc. a private New York corporation ("APO"), and certain stockholders of APO Health, Inc. representing approximately 90% of the outstanding shares of the common stock , par value $0.001 per share (the "Common Stock") of APO Health, Inc. At the closing of the transactions contemplated by the Agreement, the current stockholders of IFAN will own less than 20% of the outstanding shares of Common Stock of IFAN and IFAN will own 100% of the existing business of APO and all of the beneficial interests of APO. APO is a supplier of disposable medical, dental and veterinary supplies and certain proprietary products.

                                  PROPOSAL

                    AMENDMENT TO ARTICLES OF INCORPORATION

     The Board of Directors has unanimously approved, and recommends for stockholder approval, the restatement and amendment of the Company's Articles of Incorporation as follows:

o restating and amending IFAN's Articles of Incorporation in order to change its name from INTERNETFINANCIALCORP.COM, INC. to "APO Health, Inc.", and

o effecting a 1-for-6 (1:6) reverse stock split in the outstanding shares of IFAN Common Stock.

o approval of the merger transaction in which APO shareholders will receive sixteen million, six hundred thousand (16,600,000) post reverse split shares of IFAN.

The restatement and amendment is required to effect the Transaction.

ITEM 2.  REVOCABILITY OF PROXY

Not Applicable.

ITEM 3.  DISSENTERS' RIGHT OF APPRAISAL

Not Applicable.

ITEM 4.  PERSONS MAKING THE SOLICITATION

     The enclosed information statement is distributed by the Board of Directors (the "Board of Directors") of IFAN. The cost of distribution will be borne by the Company. In addition to the distribution by mail, officers and employees of the Company may distribute in person. The Company may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending the information statement to the beneficial owners.

ITEM 5.  INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Not Applicable.

ITEM 6.  VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Stockholders of record at the close of business on May 9, 2001 (the "Record Date"), will be entitled to vote at the meeting or any adjournment or adjournments thereof. On that date, the Company had outstanding 15,026,000 shares of Common Stock entitled to one (1) vote per share (the "Voting Shares"). The affirmative vote of the holders of a majority of the Company's Voting Shares is required to approve the Proposal.

     The presence of the holders of a majority of the issued and outstanding Voting Shares voting as a single class, entitled to vote at the Meeting is necessary to constitute a quorum for the transaction of business at the Meeting.

     The following table sets forth certain information regarding beneficial ownership of Common Stock as of May 9, 2001, by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) each director, and (iii) all executive officers and directors as a group.
Each person has sole voting and sole investment or dispositive power with respect to the shares shown except as noted.


Name and Address              Number of Shares Owned    Percentage of Shares
------------------------------------------------------------------------------

Donna Harper                        6,625,000                  44.09%
7170 East McDonald Drive,
Suite 4
Scottsdale, Arizona
USA 85253

All directors and executive
officers as a group
(3 persons)                        Less than 1%            Less than 1%

______________________________

(1)  Member of the Board of Directors of the Company.
(2)  Executive Officer of the Company.

ITEM 7.  DIRECTORS AND EXECUTIVE OFFICERS

Not applicable.

ITEM 8.  COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Not applicable.

ITEM 9.  INDEPENDENT PUBLIC ACCOUNTANTS

Not applicable.

ITEM 10. COMPENSATION PLANS

Not applicable.

ITEM 11. AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

Not applicable.

ITEM 12. MODIFICATION OR EXCHANGE OF SECURITIES

     With the exception of the aforementioned reverse split, no action is to be taken by IFAN with respect to the modification of any class of securities of the Company, or the issuance or authorization for issuance of securities of the Company in exchange for outstanding securities of the Company.

ITEM 13. FINANCIAL AND OTHER INFORMATION

Not applicable.

ITEM 22. INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY STATEMENT

Not applicable.

THIS INFORMATION STATEMENT IS PROVIDED TO YOU FOR INFORMATION PURPOSES ONLY. NO ACTION ON YOUR PART IS SOUGHT OR REQUIRED.